UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: April 30, 2013

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

April 30, 2013

Semi-Annual

Repor t

Legg Mason

Batterymarch

Global Equity

Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason Batterymarch Global Equity Fund

Fund objective

The Fund seeks long-term capital growth. Dividend income, if any, is incidental to this objective.

Letter from the president

Dear Shareholder,

We are pleased to provide the semi-annual report of Legg Mason Batterymarch Global Equity Fund for the six-month reporting period ended April 30, 2013. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

I am pleased to introduce myself as the new President and Chief Executive Officer of the Fund, succeeding R. Jay Gerken, as he embarks upon his retirement. Jay has most recently served as Chairman of the Board, President and Chief Executive Officer of the Fund and other funds in the Legg Mason complex. On behalf of all our shareholders and the Fund’s Board of Trustees, I would like to thank Jay for his vision and guidance, and wish him all the best.

I am honored to have been appointed to my new role with the Fund. During my 23 year career in the financial industry, I have seen it evolve and expand. Despite these changes, keeping an unwavering focus on our shareholders and their needs remains paramount. This was a consistent focus of Jay’s, and I look forward to following his lead in the years to come.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

June 3, 2013

Legg Mason Batterymarch Global Equity Fund	III

Investment commentary

Economic review

The U.S. economy continued to grow over the six months ended April 30, 2013 (the “reporting period”), but it did so at an uneven pace. Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 1.3% in the second quarter of 2012. Economic growth accelerated to 3.1% in the third quarter, partially due to increased private inventory investment, higher federal government spending and moderating imports. However, economic activity sharply moderated in the fourth quarter, with GDP expanding an anemic 0.4%. This was driven by a reversal of the above factors, as private inventory investment and federal government spending weakened. Economic growth then improved, as the U.S. Department of Commerce’s second estimate for first quarter 2013 GDP growth, released after the reporting period ended, was 2.4%. Accelerating growth was due, in part, to strengthening consumer spending, which rose 3.4% during the first quarter, versus a 1.8% increase during the previous quarter.

While there was some improvement in the U.S. job market, unemployment remained elevated throughout the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 7.9%. The unemployment rate fluctuated between 7.8% and 7.9% through January 2013. Unemployment then fell to 7.7% in February, 7.6% in March and 7.5% in April, the lowest level since December 2008. In addition, the number of longer-term unemployed has declined in recent months. In February 2013, more than 40% of the people without a job had been out of work for more than six months. This fell to 37.4% in April 2013.

Meanwhile, the housing market brightened, as sales generally improved and home prices continued to rebound. According to the National Association of Realtors (“NAR”), existing-home sales rose 0.6% on a seasonally adjusted basis in April 2013 versus the previous month and were 9.7% higher than in April 2012. In addition, the NAR reported that the median existing-home price for all housing types was $192,800 in April 2013, up 11.0% from April 2012. This marked the fourteenth consecutive month that home prices rose compared to the same period a year earlier. While the inventory of homes available for sale rose in April to a 5.2 month supply at the current sales pace, it was 13.60% lower than in April 2012.

While manufacturing activity was weak in many international developed countries, it was generally positive in the U.S. Based on the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, after expanding the prior two months, the U.S. manufacturing sector modestly contracted in November 2012, with a reading of 49.5 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). However, manufacturing expanded over the next five months, with the PMI at 50.7 in April 2013. During April, 14 of the 18 industries within the PMI expanded.

Growth generally moderated overseas and, in some cases, fell back into a recession. In its April 2013 World Economic Outlook Update, the International Monetary Fund (“IMF”) stated that “Emerging market and developing economies are still going strong, but in advanced economies, there appears to be a growing bifurcation between the United States on one hand and the euro area on the other.” The IMF projects that global growth will increase from 3.2% in 2012 to 3.3% in 2013. From a regional perspective, the IMF anticipates 2013 growth will be -0.3% in the Eurozone. Growth in emerging market countries is expected to remain higher than in their developed country counterparts, and the IMF projects that emerging market growth will increase from 5.1% in 2012 to 5.3% in 2013. In particular, China’s economy is expected to grow 8.0% in 2013, versus 7.8% in 2012. Elsewhere, the IMF projects that growth in India will increase from 4.0% in 2012 to 5.7% in 2013.

IV	Legg Mason Batterymarch Global Equity Fund

Investment commentary (cont’d)

Market review

Q. How did the Federal Reserve Board (“Fed”)iii respond to the economic environment?

A. The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. At its September 2012 meeting, prior to the beginning of the reporting period, the Fed announced a third round of quantitative easing (“QE3”), which involves purchasing $40 billion each month of agency mortgage-backed securities (“MBS”) on an open-end basis. In addition, the Fed further extended the duration that it expects to keep the federal funds rate on hold, until at least mid-2015. At its meeting in December, the Fed announced that it would continue purchasing $40 billion per month of agency MBS, as well as initially purchasing $45 billion a month of longer-term Treasuries. The Fed also said that it would keep the federal funds rate on hold “…as long as the unemployment rate remains above 6.5%, inflation between one and two years ahead is projected to be no more than a half percentage point above the Committee’s 2% longer-run goal, and longer-term inflation expectations continue to be well anchored.” As expected, at its meeting that ended on May 1, 2013, after the reporting period ended, the Fed said it would continue its asset purchase program.

Q. What actions did international central banks take during the reporting period?

A. Given the economic challenges in the Eurozone, the European Central Bank (“ECB”)v lowered interest rates from 1.00% to 0.75% prior to the beginning of the period, at the time a record low. In September the ECB introduced its Outright Monetary Transactions (“OMT”) program. With the OMT, the ECB can purchase an unlimited amount of bonds that are issued by troubled Eurozone countries, provided the countries formally ask to participate in the program and agree to certain conditions. In May 2013, after the reporting period ended, the ECB cut rates to a new record low of 0.50%. In other developed countries, the Bank of England kept rates on hold at 0.50% during the reporting period, as did Japan at a range of zero to 0.10%, its lowest level since 2006. In September, the Bank of Japan announced that it would increase its asset-purchase program and extend its duration by six months until the end of 2013. Then, in January 2013, the Bank of Japan announced that it would raise its target for annual inflation from 1% to 2%, and the Japanese government introduced a ¥10.3 trillion ($116 billion) stimulus package to support its economy. Elsewhere, with growth rates declining, both China and India lowered their cash reserve ratios for banks.

Performance review

For the six months ended April 30, 2013, Class A shares of Legg Mason Batterymarch Global Equity Fund, excluding sales charges, returned 15.09%. The Fund’s unmanaged benchmark, the MSCI World Indexvi, returned 14.67% for the same period. The Lipper Global Large-Cap Value Funds Category Average1 returned 15.00% over the same time frame.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended April 30, 2013, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 46 funds in the Fund’s Lipper category, and excluding sales charges.

Legg Mason Batterymarch Global Equity Fund	V

Performance Snapshot as of April 30, 2013 (unaudited)
(excluding sales charges)	6 months
Legg Mason Batterymarch Global Equity Fund:
Class 1[1]	15.05%
Class A	15.09%
Class B2	14.66%
Class C	14.71%
Class I	15.26%
MSCI World Index	14.67%
Lipper Global Large Cap Value Funds Category Average[3]	15.00%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect compensating balance arrangements, fee waivers and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated March 1, 2013, the gross total annual operating expense ratios for Class 1, Class A, Class B, Class C and Class I shares were 1.84%, 2.01%, 3.02%, 2.69% and 1.25%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets is not expected to exceed 1.50% for Class A shares, 2.25% for Class B shares, 2.25% for Class C shares and 1.25% for Class I shares. In addition, the total annual operating expenses for Class 1 shares are not expected to exceed those for Class A shares. These expense limitation arrangements cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts previously waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expense incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

[1]

Effective July 27, 2007, the Fund’s Class 1 shares were closed to all new purchases and incoming exchanges. Investors owning Class 1 shares on that date may continue to maintain their then-current Class 1 shares, but are no longer permitted to add to their Class 1 share positions (excluding reinvestment of dividends and distributions).

[2]

Effective July 1, 2011, the Fund no longer offers Class B shares for purchase by new and existing investors. Individual investors who owned Class B shares on June 30, 2011 may continue to hold those shares but may not add to their Class B share positions except through dividend reinvestment. Class B shares are also available for incoming exchanges.

[3]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended April 30, 2013, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 46 funds in the Fund’s Lipper category, and excluding sales charges.

VI	Legg Mason Batterymarch Global Equity Fund

Investment commentary (cont’d)

Q. What factors impacted the U.S. stock market during the reporting period?

A. Despite periods of volatility and several “flights to quality,” the U.S. stock market generated strong results during the reporting period. In October 2012, prior to the beginning of the period, the market experienced a setback given renewed concerns about the economy and the upcoming “fiscal cliff.” While these and other macro issues, including the European sovereign debt crisis and uncertainties surrounding the impact of sequestration, weighed on investor sentiment at times, the market posted positive results during all six months of the reporting period. For the six months ended April 30, 2013, the S&P 500 Indexvii returned 14.42%.

Looking at the U.S. stock market more closely, mid-cap stocks generated the best returns during the six months ended April 30, 2013, with the Russell Midcap Indexviii returning 18.90%. In contrast, large-cap stocks, as measured by the Russell 1000 Indexix , returned 15.05% and the small-cap Russell 2000 Indexx returned 16.58%. From an investment style perspective, growth and value stocks, as measured by the Russell 3000 Growthxi and Russell 3000 Valuexii Indices, returned 13.93% and 16.33%, respectively.

Q. How did the international stock markets perform during the reporting period?

A. The international developed stock market, as measured by the MSCI EAFE Indexxiii posted a strong return and outperformed the S&P 500 Index during the six months ended April 30, 2013, returning 16.90%. Emerging market equities, in contrast, produced a more modest gain, as the MSCI Emerging Markets Indexxiv returned 5.29%.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

June 3, 2013

RISKS: Investments in stocks are subject to market fluctuations. The Fund may invest in small- and mid-cap companies that may involve a higher degree of risk and volatility than investments in large-cap companies. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. The Fund invests a significant portion of its portfolio in foreign companies and, therefore, is subject to risks associated with foreign investments. These risks include currency fluctuations, changes in political and economic conditions, differing securities regulations and periods of illiquidity. These risks are magnified in emerging markets. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

Legg Mason Batterymarch Global Equity Fund	VII

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

vi	The MSCI World Index is an unmanaged index considered representative of growth stocks of developed countries. Index performance is calculated with net dividends.

vii	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

viii

The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap represents approximately 31% of the total market capitalization of the Russell 1000 companies.

ix

The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. market. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

[x]

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that Index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

xi

The Russell 3000 Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

xii

The Russell 3000 Value Index measures the performance of the broad value segment of U.S. equity value universe. It includes those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

xiii	The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada.

xiv	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

Legg Mason Batterymarch Global Equity Fund 2013 Semi-Annual Report	1

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of April 30, 2013 and October 31, 2012 and does not include derivatives, such as forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

2	Legg Mason Batterymarch Global Equity Fund 2013 Semi-Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on November 1, 2012 and held for the six months ended April 30, 2013.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class 1	15.05%	$1,000.00	$1,150.50	1.42%	$7.57	Class 1	5.00%	$1,000.00	$1,017.75	1.42%	$7.10
Class A	15.09	1,000.00	1,150.90	1.50	8.00	Class A	5.00	1,000.00	1,017.36	1.50	7.50
Class B	14.66	1,000.00	1,146.60	2.25	11.98	Class B	5.00	1,000.00	1,013.64	2.25	11.23
Class C	14.71	1,000.00	1,147.10	2.25	11.98	Class C	5.00	1,000.00	1,013.64	2.25	11.23
Class I	15.26	1,000.00	1,152.60	1.25	6.67	Class I	5.00	1,000.00	1,018.60	1.25	6.26

[1]	For the six months ended April 30, 2013.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class B and Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by 365.

Legg Mason Batterymarch Global Equity Fund 2013 Semi-Annual Report	3

Schedule of investments (unaudited)

April 30, 2013

Legg Mason Batterymarch Global Equity Fund

Security	Shares	Value
Common Stocks — 99.3%
Consumer Discretionary — 12.0%
Auto Components — 0.4%
Hyundai Mobis	2,410	$547,081
Automobiles — 2.4%
Isuzu Motors Ltd.	82,000	545,910
Toyota Motor Corp.	42,000	2,429,912
Total Automobiles		2,975,822
Hotels, Restaurants & Leisure — 1.3%
Brinker International Inc.	40,600	1,579,340
Media — 4.3%
Comcast Corp., Class A Shares	23,200	958,160
ITV PLC	583,466	1,141,066
Naspers Ltd.	12,074	807,983
Rightmove PLC	15,925	475,200
Time Warner Cable Inc.	16,100	1,511,629
WPP PLC	33,675	556,568
Total Media		5,450,606
Multiline Retail — 1.2%
Macy’s Inc.	19,800	883,080
Next PLC	9,968	674,938
Total Multiline Retail		1,558,018
Specialty Retail — 1.9%
Gap Inc.	25,650	974,443
Nitori Holdings Co., Ltd.	2,850	214,587
PetSmart Inc.	3,400	232,016
TJX Cos. Inc.	19,400	946,138
Total Specialty Retail		2,367,184
Textiles, Apparel & Luxury Goods — 0.5%
Coach Inc.	10,000	588,600
Total Consumer Discretionary		15,066,651
Consumer Staples — 10.2%
Food & Staples Retailing — 4.6%
CVS Caremark Corp.	22,000	1,279,960
Distribuidora Internacional de Alimentacion SA	128,820	999,236
Koninklijke Ahold NV	57,864	912,924
Kroger Co.	29,800	1,024,524
Metro Inc., Class A Shares	4,400	298,385
Wal-Mart Stores Inc.	16,800	1,305,696
Total Food & Staples Retailing		5,820,725

See Notes to Financial Statements.

4	Legg Mason Batterymarch Global Equity Fund 2013 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

April 30, 2013

Legg Mason Batterymarch Global Equity Fund

Security	Shares	Value
Food Products — 1.0%
Suedzucker AG	29,669	$1,196,013
Household Products — 1.9%
Kimberly-Clark Corp.	5,500	567,545
Procter & Gamble Co.	23,260	1,785,670
Total Household Products		2,353,215
Tobacco — 2.7%
Altria Group Inc.	32,600	1,190,226
British American Tobacco PLC	13,584	752,451
Imperial Tobacco Group PLC	23,628	844,159
Japan Tobacco Inc.	16,700	631,271
Total Tobacco		3,418,107
Total Consumer Staples		12,788,060
Energy — 10.3%
Energy Equipment & Services — 2.5%
Petroleum Geo-Services ASA	48,400	708,395
Polarcus Ltd.	288,343	260,516	*
ShawCor Ltd.	12,200	490,083
TGS Nopec Geophysical Co. ASA	10,186	364,764
Transocean Ltd.	26,750	1,376,822	*
Total Energy Equipment & Services		3,200,580
Oil, Gas & Consumable Fuels — 7.8%
Exxon Mobil Corp.	27,125	2,413,854
JX Holdings Inc.	42,900	232,356
OMV AG	5,744	269,866
Phillips 66	6,850	417,508
Polski Koncern Naftowy Orlen SA	56,656	878,568	*
Repsol YPF, SA	40,789	956,164
Royal Dutch Shell PLC, Class B Shares	62,915	2,201,834
Total SA	18,384	926,548
Valero Energy Corp.	35,700	1,439,424
Total Oil, Gas & Consumable Fuels		9,736,122
Total Energy		12,936,702
Financials — 21.1%
Capital Markets — 1.3%
Nomura Holdings Inc.	209,000	1,700,128
Commercial Banks — 8.8%
Agricultural Bank of China Ltd., Class H Shares	470,000	225,305
Bank of China Ltd., Class H Shares	1,369,000	640,383

See Notes to Financial Statements.

Legg Mason Batterymarch Global Equity Fund 2013 Semi-Annual Report	5

Legg Mason Batterymarch Global Equity Fund

Security	Shares	Value
Commercial Banks — continued
China Construction Bank Corp., Class H Shares	505,000	$422,994
China Merchants Bank Co., Ltd., Class H Shares	350,600	747,270
Grupo Financiero Banorte SAB de CV, Series O Shares	101,990	768,560
ICICI Bank Ltd., ADR	12,800	599,296
Industrial & Commercial Bank of China Ltd., Class H Shares	449,000	315,914
Mizuho Financial Group Inc.	645,500	1,423,629
National Bank of Canada	8,200	619,812
Nordea Bank AB	63,685	763,015
Oversea-Chinese Banking Corp. Ltd.	103,000	907,323
Sberbank of Russia, ADR	34,497	443,632
Sumitomo Mitsui Financial Group Inc.	23,600	1,114,818
Turkiye Is Bankasi, Class C Shares	208,234	803,782
Wells Fargo & Co.	31,100	1,181,178
Total Commercial Banks		10,976,911
Diversified Financial Services — 1.1%
JPMorgan Chase & Co.	28,900	1,416,389
Insurance — 9.1%
Admiral Group PLC	22,636	450,420
AFLAC Inc.	26,500	1,442,660
Allianz AG, Registered Shares	7,524	1,110,274
Allied World Assurance Co. Holdings AG	2,900	263,349
Allstate Corp.	27,300	1,344,798
American Financial Group Inc.	8,800	424,776
Assurant Inc.	8,300	394,582
AXA SA	48,324	904,647
Hannover Rueckversicherung AG	8,609	726,969
Muenchener Rueckversicherungs-Gesellschaft AG (MunichRe), Registered Shares	8,415	1,682,823
Prudential PLC	43,528	747,137
Swiss Re AG	13,078	1,040,135	*
T&D Holdings Inc.	42,600	494,673
Validus Holdings Ltd.	8,500	328,185
Total Insurance		11,355,428
Real Estate Management & Development — 0.8%
China Overseas Land & Investment Ltd.	168,000	514,165
China Resources Land Ltd.	162,000	489,540
Total Real Estate Management & Development		1,003,705
Total Financials		26,452,561

See Notes to Financial Statements.

6	Legg Mason Batterymarch Global Equity Fund 2013 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

April 30, 2013

Legg Mason Batterymarch Global Equity Fund

Security	Shares	Value
Health Care — 11.1%
Biotechnology — 0.9%
Amgen Inc.	6,500	$677,365
Celgene Corp.	3,660	432,136	*
Total Biotechnology		1,109,501
Health Care Equipment & Supplies — 2.0%
Abbott Laboratories	14,000	516,880
Baxter International Inc.	5,800	405,246
Becton, Dickinson & Co.	10,090	951,487
Medtronic Inc.	14,300	667,524
Total Health Care Equipment & Supplies		2,541,137
Health Care Providers & Services — 2.8%
LifePoint Hospitals Inc.	13,600	652,800	*
McKesson Corp.	12,900	1,365,078
Suzuken Co., Ltd.	7,600	295,471
UnitedHealth Group Inc.	20,400	1,222,572
Total Health Care Providers & Services		3,535,921
Pharmaceuticals — 5.4%
AbbVie Inc.	14,000	644,700
Bayer AG, Registered Shares	4,191	437,242
Merck & Co. Inc.	22,800	1,071,600
Novo Nordisk A/S, Class B Shares	7,329	1,285,562
Orion OYJ, Class B Shares	26,193	751,989
Roche Holding AG	7,903	1,975,325
Shire PLC	16,379	509,355
Total Pharmaceuticals		6,675,773
Total Health Care		13,862,332
Industrials — 11.8%
Aerospace & Defense — 5.9%
Alliant Techsystems Inc.	4,700	349,492
BAE Systems PLC	137,143	799,932
Boeing Co.	21,500	1,965,315
Cobham PLC	27,884	108,500
Lockheed Martin Corp.	14,200	1,407,078
Northrop Grumman Corp.	16,000	1,211,840
Raytheon Co.	25,700	1,577,466
Total Aerospace & Defense		7,419,623
Airlines — 0.7%
Alaska Air Group Inc.	13,700	844,468	*

See Notes to Financial Statements.

Legg Mason Batterymarch Global Equity Fund 2013 Semi-Annual Report	7

Legg Mason Batterymarch Global Equity Fund

Security	Shares	Value
Construction & Engineering — 0.2%
Vinci SA	5,651	$272,083
Electrical Equipment — 0.3%
Emerson Electric Co.	7,800	432,978
Industrial Conglomerates — 0.3%
NWS Holdings Ltd.	215,000	384,000
Machinery — 1.1%
Duerr AG	7,060	803,133
Tata Motors Ltd., ADR	22,050	607,257
Total Machinery		1,410,390
Marine — 0.5%
AP Moller — Maersk A/S	79	562,103
Road & Rail — 2.2%
Central Japan Railway Co.	7,300	879,879
East Japan Railway Co.	21,500	1,812,894
Total Road & Rail		2,692,773
Trading Companies & Distributors — 0.6%
Itochu Corp.	55,300	683,556
Total Industrials		14,701,974
Information Technology — 13.2%
Communications Equipment — 2.8%
Brocade Communications Systems Inc.	150,500	875,910	*
Cisco Systems Inc.	112,300	2,349,316
QUALCOMM Inc.	4,500	277,290
Total Communications Equipment		3,502,516
Computers & Peripherals — 2.7%
Apple Inc.	5,500	2,435,125
Western Digital Corp.	16,300	901,064
Total Computers & Peripherals		3,336,189
Electronic Equipment, Instruments & Components — 0.2%
Avnet Inc.	6,900	225,975	*
Internet Software & Services — 1.1%
AOL Inc.	26,400	1,020,096	*
Google Inc., Class A Shares	500	412,285	*
Total Internet Software & Services		1,432,381
IT Services — 1.6%
Accenture PLC, Class A Shares	6,200	504,928
Computer Sciences Corp.	11,000	515,350
Total System Services Inc.	29,600	699,152

See Notes to Financial Statements.

8	Legg Mason Batterymarch Global Equity Fund 2013 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

April 30, 2013

Legg Mason Batterymarch Global Equity Fund

Security	Shares	Value
IT Services — continued
Western Union Co.	22,800	$337,668
Total IT Services		2,057,098
Semiconductors & Semiconductor Equipment — 0.7%
Samsung Electronics Co., Ltd.	616	850,195
Software — 4.1%
Microsoft Corp.	76,300	2,525,530
Oracle Corp.	64,300	2,107,754
Symantec Corp.	19,000	461,700	*
Total Software		5,094,984
Total Information Technology		16,499,338
Materials — 6.0%
Chemicals — 4.5%
Air Water Inc.	18,000	290,814
BASF SE	17,213	1,607,662
CF Industries Holdings Inc.	1,600	298,416
LyondellBasell Industries NV, Class A Shares	22,750	1,380,925
Monsanto Co.	6,900	737,058
Nissan Chemical Industries Ltd.	34,500	446,976
PPG Industries Inc.	3,400	500,276
Yara International ASA	6,593	308,699
Total Chemicals		5,570,826
Metals & Mining — 0.2%
Nevsun Resources Ltd.	67,400	252,219
Paper & Forest Products — 1.3%
International Paper Co.	15,540	730,069
Mondi PLC	70,919	938,030
Total Paper & Forest Products		1,668,099
Total Materials		7,491,144
Telecommunication Services — 2.6%
Diversified Telecommunication Services — 1.5%
Nippon Telegraph & Telephone Corp.	16,500	816,664
Telstra Corp., Ltd.	199,160	1,028,217
Total Diversified Telecommunication Services		1,844,881
Wireless Telecommunication Services — 1.1%
America Movil SAB de CV, Series L Shares, ADR	31,100	664,918
Softbank Corp.	15,600	772,119
Total Wireless Telecommunication Services		1,437,037
Total Telecommunication Services		3,281,918

See Notes to Financial Statements.

Legg Mason Batterymarch Global Equity Fund 2013 Semi-Annual Report	9

Legg Mason Batterymarch Global Equity Fund

Security			Shares	Value
Utilities — 1.0%
Multi-Utilities — 1.0%
GDF Suez			58,094	$1,247,063
Total Investments before Short-Term Investments (Cost — $103,506,543)				124,327,743

	Rate	Maturity Date	Face Amount
Short-Term Investments — 0.7%
Repurchase Agreements — 0.7%
Interest in $975,000,000 joint tri-party repurchase agreement dated 4/30/13 with RBS Securities Inc.; Proceeds at maturity — $874,003; (Fully collateralized by various U.S. government obligations, 1.000% to 4.750% due 5/15/14 to 5/15/21; Market value — $891,482) (Cost — $874,000)	0.130%	5/1/13	$874,000	874,000
Total Investments — 100.0% (Cost — $104,380,543#)				125,201,743
Other Assets in Excess of Liabilities — 0.0%				20,191
Total Net Assets — 100.0%				$125,221,934

*	Non-income producing security.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviation used in this schedule:
ADR	— American Depositary Receipts

See Notes to Financial Statements.

10	Legg Mason Batterymarch Global Equity Fund 2013 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

April 30, 2013

Legg Mason Batterymarch Global Equity Fund

Summary of Investments by Country**
United States	47.2%
Japan	11.8
United Kingdom	7.3
Germany	6.0
Switzerland	3.7
France	2.7
China	2.3
Netherlands	1.8
Spain	1.6
Denmark	1.5
Canada	1.3
Mexico	1.1
South Korea	1.1
Norway	1.1
India	1.0
Jersey	0.9
Australia	0.8
Singapore	0.7
Poland	0.7
South Africa	0.7
Turkey	0.6
Sweden	0.6
Finland	0.6
Bermuda	0.6
Ireland	0.4
Hong Kong	0.4
Russia	0.4
Austria	0.2
Cayman Islands	0.2
Short-Term Investments	0.7
100.0%

**	As a percentage of total investments. Please note that the Fund holdings are as of April 30, 2013 and are subject to change.

See Notes to Financial Statements.

Legg Mason Batterymarch Global Equity Fund 2013 Semi-Annual Report	11

Statement of assets and liabilities (unaudited)

April 30, 2013

Assets:
Investments, at value (Cost — $104,380,543)	$125,201,743
Foreign currency, at value (Cost — $174,006)	174,194
Cash	940
Dividends and interest receivable	441,810
Receivable for Fund shares sold	435,704
Prepaid expenses	46,873
Total Assets	126,301,264

Liabilities:
Payable for Fund shares repurchased	565,772
Investment management fee payable	61,884
Unrealized depreciation on forward foreign currency contracts	50,800
Service and/or distribution fees payable	45,630
Accrued expenses	355,244
Total Liabilities	1,079,330
Total Net Assets	$125,221,934

Net Assets:
Par value (Note 7)	$120
Paid-in capital in excess of par value	177,006,972
Undistributed net investment income	321,911
Accumulated net realized loss on investments and foreign currency transactions	(72,889,493)
Net unrealized appreciation on investments and foreign currencies	20,782,424
Total Net Assets	$125,221,934

Shares Outstanding:
Class 1	141,784
Class A	8,629,228
Class B	1,018,658
Class C	2,181,798
Class I	28,763

Net Asset Value:
Class 1 (and redemption price)	$10.41
Class A (and redemption price)	$10.46
Class B*	$9.99
Class C*	$10.53
Class I (and redemption price)	$10.44
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$11.10

*	Redemption price per share is NAV of Class B and Class C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

12	Legg Mason Batterymarch Global Equity Fund 2013 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended April 30, 2013

Investment Income:
Dividends	$1,733,244
Interest	1,037
Less: Foreign taxes withheld	(95,402)
Total Investment Income	1,638,879

Expenses:
Investment management fee (Note 2)	503,911
Transfer agent fees (Note 5)	386,310
Service and/or distribution fees (Notes 2 and 5)	275,138
Registration fees	36,107
Custody fees	21,879
Legal fees	21,408
Audit and tax	20,044
Shareholder reports	18,201
Fund accounting fees	5,945
Trustees’ fees	4,652
Insurance	1,747
Miscellaneous expenses	3,982
Total Expenses	1,299,324
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(281,969)
Net Expenses	1,017,355
Net Investment Income	621,524

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain From:
Investment transactions	6,212,088
Foreign currency transactions	148,271
Net Realized Gain	6,360,359
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	9,823,464
Foreign currencies	(50,522)
Change in Net Unrealized Appreciation (Depreciation)	9,772,942
Net Gain on Investments and Foreign Currency Transactions	16,133,301
Increase in Net Assets from Operations	$16,754,825

See Notes to Financial Statements.

Legg Mason Batterymarch Global Equity Fund 2013 Semi-Annual Report	13

Statements of changes in net assets

For the Six Months Ended April 30, 2013 (unaudited) and the Year Ended October 31, 2012	2013	2012

Operations:
Net investment income	$621,524	$1,284,151
Net realized gain	6,360,359	3,138,789
Change in net unrealized appreciation (depreciation)	9,772,942	4,843,658
Increase in Net Assets From Operations	16,754,825	9,266,598

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(1,100,010)	(1,800,012)
Decrease in Net Assets From Distributions to Shareholders	(1,100,010)	(1,800,012)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	10,787,631	18,908,131
Reinvestment of distributions	1,092,539	1,785,941
Cost of shares repurchased	(18,824,781)	(37,890,038)
Decrease in Net Assets From Fund Share Transactions	(6,944,611)	(17,195,966)
Increase (Decrease) in Net Assets	8,710,204	(9,729,380)

Net Assets:
Beginning of period	116,511,730	126,241,110
End of period*	$125,221,934	$116,511,730
* Includes undistributed net investment income of:	$321,911	$800,397

See Notes to Financial Statements.

14	Legg Mason Batterymarch Global Equity Fund 2013 Semi-Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class 1 Shares[1]	2013[2]	2012	2011	2010	2009[3]	2008[4]	2007[4]

Net asset value, beginning of period	$9.18	$8.64	$8.77	$7.87	$6.91	$12.60	$12.45

Income (loss) from operations:
Net investment income	0.06	0.14	0.15	0.11	0.11	0.21	0.10
Net realized and unrealized gain (loss)	1.31	0.57	(0.15)	0.92	0.88	(5.73)	0.89
Total income (loss) from operations	1.37	0.71	0.00 [5]	1.03	0.99	(5.52)	0.99

Less distributions from:
Net investment income	(0.14)	(0.17)	(0.13)	(0.13)	(0.03)	(0.17)	(0.10)
Net realized gains	—	—	—	—	—	—	(0.74)
Total distributions	(0.14)	(0.17)	(0.13)	(0.13)	(0.03)	(0.17)	(0.84)

Net asset value, end of period	$10.41	$9.18	$8.64	$8.77	$7.87	$6.91	$12.60
Total return[6]	15.05%	8.46%	(0.10)%	13.14%	14.37%	(43.75)%	7.83%

Net assets, end of period (000s)	$1,476	$1,362	$1,504	$1,961	$1,941	$1,935	$4,100

Ratios to average net assets:
Gross expenses	1.83%[7]	1.84%	1.81%	1.98%	1.71%[7]	1.40%	1.75%
Net expenses[8,9]	1.42 [7,10]	1.25 [10]	1.03 [10]	1.24 [10]	1.23 [7,10]	1.19 [11,12]	1.09 [12]
Net investment income	1.35 [7]	1.56	1.70	1.29	1.93 [7]	2.01	0.80

Portfolio turnover rate	48%	94%	88%	123%	113%	166%	154%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2013 (unaudited).

[3]	For the period January 1, 2009 through October 31, 2009.

[4]	For the year ended December 31.

[5]	Amount represents less than $0.01 per share.

[6]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Annualized.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[10]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class 1 shares did not exceed the total net annual operating expenses of Class A shares less the 12b-1 differential of 0.25% through December 31, 2012. Effective Januany 1, 2013, the total annual operating expenses for Class 1 shares are not expected to exceed those of Class A shares. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

[11]

As a result of a voluntary expense limitation agreement, the ratio of expenses, other than brokerage, interest, taxes and extraordinary expenses to average net assets of Class 1 shares did not exceed 1.25%.

[12]

Prior to April 28, 2008, as a result of a voluntary expense limitation agreement, the ratio of expenses, other than brokerage, interest, taxes and extraordinary expenses to average net assets of Class 1 shares would not exceed 1.18%. The voluntary expense limitation on Class 1 shares was 1.03% prior to July 30, 2007.

See Notes to Financial Statements.

Legg Mason Batterymarch Global Equity Fund 2013 Semi-Annual Report	15

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class A Shares[1]	2013[2]	2012	2011	2010	2009[3]	2008[4]	2007[4]

Net asset value, beginning of period	$9.20	$8.66	$8.79	$7.88	$6.94	$12.65	$12.47

Income (loss) from operations:
Net investment income	0.06	0.12	0.13	0.09	0.10	0.18	0.07
Net realized and unrealized gain (loss)	1.31	0.57	(0.16)	0.91	0.87	(5.74)	0.89
Proceeds from settlement of a regulatory matter	—	—	—	0.01	—	—	—
Total income (loss) from operations	1.37	0.69	(0.03)	1.01	0.97	(5.56)	0.96

Less distributions from:
Net investment income	(0.11)	(0.15)	(0.10)	(0.10)	(0.03)	(0.15)	(0.04)
Net realized gains	—	—	—	—	—	—	(0.74)
Total distributions	(0.11)	(0.15)	(0.10)	(0.10)	(0.03)	(0.15)	(0.78)

Net asset value, end of period	$10.46	$9.20	$8.66	$8.79	$7.88	$6.94	$12.65
Total return[5]	15.09%	8.15%	(0.35)%	12.95%[6]	13.97%	(43.88)%	7.60%

Net assets, end of period (000s)	$90,301	$78,625	$75,326	$83,342	$79,268	$74,660	$145,618

Ratios to average net assets:
Gross expenses	1.95%[7]	2.01%	2.00%	2.02%	2.00%[7]	1.76%	1.69%
Net expenses[8,9]	1.50 [7,10]	1.50 [10]	1.29 [10]	1.50 [10]	1.50 [7,10]	1.46 [10,11]	1.33 [11]
Net investment income	1.28 [7]	1.31	1.44	1.04	1.64 [7]	1.77	0.56

Portfolio turnover rate	48%	94%	88%	123%	113%	166%	154%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2013 (unaudited).

[3]	For the period January 1, 2009 through October 31, 2009.

[4]	For the year ended December 31.

[5]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 12.82%. Class A received $94,815 related to this distribution.

[7]	Annualized.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[10]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.50%. Total expense caps were reduced by 40 basis points for the six months from December 1, 2010 through May 31, 2011. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

[11]

Prior to April 28, 2008, as a result of a contractual expense limitation agreement, the ratio of expenses, other than brokerage, interest, taxes and extraordinary expenses to average net assets of Class A shares would not exceed 1.43%. A voluntary expense limitation of 1.75% was in place for Class A shares prior to April 16, 2007.

See Notes to Financial Statements.

16	Legg Mason Batterymarch Global Equity Fund 2013 Semi-Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class B Shares[1]	2013[2]	2012	2011	2010	2009[3]	2008[4]	2007[4]

Net asset value, beginning of period	$8.75	$8.24	$8.36	$7.45	$6.59	$12.03	$11.96

Income (loss) from operations:
Net investment income (loss)	0.02	0.05	0.06	0.02	0.05	0.09	(0.04)
Net realized and unrealized gain (loss)	1.26	0.55	(0.14)	0.88	0.83	(5.43)	0.85
Proceeds from settlement of a regulatory matter	—	—	—	0.06	—	—	—
Total income (loss) from operations	1.28	0.60	(0.08)	0.96	0.88	(5.34)	0.81

Less distributions from:
Net investment income	(0.04)	(0.09)	(0.04)	(0.05)	(0.02)	(0.10)	—
Net realized gains	—	—	—	—	—	—	(0.74)
Total distributions	(0.04)	(0.09)	(0.04)	(0.05)	(0.02)	(0.10)	(0.74)

Net asset value, end of period	$9.99	$8.75	$8.24	$8.36	$7.45	$6.59	$12.03
Total return[5]	14.66%	7.38%	(0.98)%	12.86%[6]	13.36%	(44.37)%	6.65%

Net assets, end of period (000s)	$10,172	$10,401	$13,262	$17,820	$20,851	$23,533	$59,303

Ratios to average net assets:
Gross expenses	3.09%[7]	3.02%	2.89%	3.13%	2.96%[7]	2.70%	2.64%
Net expenses[8,9]	2.25 [7,10]	2.25 [10]	2.03 [10]	2.25 [10]	2.24 [7,10]	2.30 [10,11]	2.17 [11]
Net investment income (loss)	0.48 [7]	0.58	0.70	0.29	0.93 [7]	0.90	(0.28)

Portfolio turnover rate	48%	94%	88%	123%	113%	166%	154%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2013 (unaudited).

[3]	For the period January 1, 2009 through October 31, 2009.

[4]	For the year ended December 31.

[5]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 12.05%. Class B received $154,946 related to this distribution.

[7]	Annualized.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[10]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class B shares did not exceed 2.25%. Total expense caps were reduced by 40 basis points for the six months from December 1, 2010 through May 31, 2011. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

[11]

Prior to April 28, 2008, as a result of a contractual expense limitation agreement, the ratio of expenses, other than brokerage, interest, taxes and extraordinary expenses to average net assets of Class B shares would not exceed 2.40%. A voluntary expense limitation of 2.50% was in place for Class B shares prior to April 16, 2007.

See Notes to Financial Statements.

Legg Mason Batterymarch Global Equity Fund 2013 Semi-Annual Report	17

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class C Shares[1]	2013[2]	2012	2011	2010	2009[3]	2008[4]	2007[4]

Net asset value, beginning of period	$9.20	$8.66	$8.79	$7.89	$6.98	$12.72	$12.60

Income (loss) from operations:
Net investment income (loss)	0.02	0.05	0.06	0.02	0.06	0.10	(0.04)
Net realized and unrealized gain (loss)	1.33	0.58	(0.15)	0.92	0.87	(5.74)	0.90
Proceeds from settlement of a regulatory matter	—	—	—	0.01	—	—	—
Total income (loss) from operations	1.35	0.63	(0.09)	0.95	0.93	(5.64)	0.86

Less distributions from:
Net investment income	(0.02)	(0.09)	(0.04)	(0.05)	(0.02)	(0.10)	—
Net realized gains	—	—	—	—	—	—	(0.74)
Total distributions	(0.02)	(0.09)	(0.04)	(0.05)	(0.02)	(0.10)	(0.74)

Net asset value, end of period	$10.53	$9.20	$8.66	$8.79	$7.89	$6.98	$12.72
Total return[5]	14.71%	7.33%	(1.08)%	12.02%[6]	13.33%	(44.30)%	6.71%

Net assets, end of period (000s)	$22,973	$25,897	$35,722	$42,271	$44,166	$41,892	$83,249

Ratios to average net assets:
Gross expenses	2.67%[7]	2.69%	2.67%	2.79%	2.61%[7]	2.69%	2.46%
Net expenses[8,9]	2.25 [7,10]	2.25 [10]	2.04 [10]	2.24 [10]	2.19 [7,10]	2.23 [10,11]	2.20 [11]
Net investment income (loss)	0.47 [7]	0.59	0.70	0.29	0.96 [7]	0.98	(0.31)

Portfolio turnover rate	48%	94%	88%	123%	113%	166%	154%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2013 (unaudited).

[3]	For the period January 1, 2009 through October 31, 2009.

[4]	For the year ended December 31.

[5]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 11.89%. Class C received $27,254 related to this distribution.

[7]	Annualized.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[10]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 2.25%. Total expense caps were reduced by 40 basis points for the six months from December 1, 2010 through May 31, 2011. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

[11]

Prior to April 28, 2008, as a result of a contractual expense limitation agreement, the ratio of expenses, other than brokerage, interest, taxes and extraordinary expenses to average net assets of Class C shares would not exceed 2.26%. A voluntary expense limitation of 2.50% was in place for Class C shares prior to April 16, 2007.

See Notes to Financial Statements.

18	Legg Mason Batterymarch Global Equity Fund 2013 Semi-Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class I Shares[1]	2013[2]	2012	2011	2010	2009[3]	2008[4]	2007[4]

Net asset value, beginning of period	$9.19	$8.67	$8.78	$7.89	$6.92	$12.62	$12.46

Income (loss) from operations:
Net investment income	0.08	0.14	0.17	0.11	0.12	0.16	0.10
Net realized and unrealized gain (loss)	1.31	0.57	(0.15)	0.92	0.88	(5.67)	0.88
Total income (loss) from operations	1.39	0.71	0.02	1.03	1.00	(5.51)	0.98

Less distributions from:
Net investment income	(0.14)	(0.19)	(0.13)	(0.14)	(0.03)	(0.19)	(0.08)
Net realized gains	—	—	—	—	—	—	(0.74)
Total distributions	(0.14)	(0.19)	(0.13)	(0.14)	(0.03)	(0.19)	(0.82)

Net asset value, end of period	$10.44	$9.19	$8.67	$8.78	$7.89	$6.92	$12.62
Total return[5]	15.26%	8.36%	0.21%	13.12%	14.52%	(43.65)%	7.75%

Net assets, end of period (000s)	$300	$227	$427	$16,180	$14,555	$12,463	$1,613

Ratios to average net assets:
Gross expenses	1.28%[6]	1.25%	1.18%	1.16%	1.11%[6]	1.01%	1.18%
Net expenses[7]	1.25 [6,8,9]	1.25 [8,9]	0.93 [8,9]	1.16 [9]	1.11 [6,9]	1.01	1.18 [10]
Net investment income	1.59 [6]	1.58	1.85	1.38	2.00 [6]	1.84	0.73

Portfolio turnover rate	48%	94%	88%	123%	113%	166%	154%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2013 (unaudited).

[3]	For the period January 1, 2009 through October 31, 2009.

[4]	For the year ended December 31.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.25%. Total expense caps were reduced by 40 basis points for the six months from December 1, 2010 through May 31, 2011. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

[10]

Prior to April 16, 2007, as a result of a voluntary expense limitation agreement, the ratio of expenses, other than brokerage, interest, taxes and extraordinary expenses to average net assets of Class I shares would not exceed 1.50%.

See Notes to Financial Statements.

Legg Mason Batterymarch Global Equity Fund 2013 Semi-Annual Report	19

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Legg Mason Batterymarch Global Equity Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee,

20	Legg Mason Batterymarch Global Equity Fund 2013 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Legg Mason Batterymarch Global Equity Fund 2013 Semi-Annual Report	21

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common stocks†	$124,327,743	—	—	$124,327,743
Short-term investments†	—	$874,000	—	874,000
Total investments	$124,327,743	$874,000	—	$125,201,743

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Forward foreign currency contracts	—	$50,800	—	$50,800

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

22	Legg Mason Batterymarch Global Equity Fund 2013 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(e) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Legg Mason Batterymarch Global Equity Fund 2013 Semi-Annual Report	23

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(g) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of April 30, 2013, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $50,800. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(h) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(i) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(j) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

24	Legg Mason Batterymarch Global Equity Fund 2013 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

(k) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of April 30, 2013, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(l) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Batterymarch Financial Management, Inc. (“Batterymarch”) is the Fund’s subadviser. Western Asset Management Company (“Western Asset”) manages the Fund’s cash and short-term instruments. LMPFA, Batterymarch, and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.850%
Next $1 billion	0.825
Next $3 billion	0.800
Next $5 billion	0.775
Over $10 billion	0.750

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of cash and short-term instruments, which is provided by Western Asset. For its services, LMPFA pays Batterymarch and Western Asset an aggregate fee equal to 70% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of expenses other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class 1 shares did not

Legg Mason Batterymarch Global Equity Fund 2013 Semi-Annual Report	25

exceed the net annual operating expense for Class A shares less the 12b-1 differential of 0.25% through December 31, 2012. Effective January 1, 2013, the total annual operating expenses for Class 1 shares are not expected to exceed those of Class A shares. In addition, the ratio of expenses other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class B, Class C and Class I shares did not exceed 1.50%, 2.25%, 2.25% and 1.25%, respectively. These expense limitation arrangements cannot be terminated prior to December 31, 2014 without Board of Trustees’ consent.

During the six months ended April 30, 2013, fees waived and/or expenses reimbursed amounted to $281,969.

The investment manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within 12 months from purchase payment. This CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment (or within 12 months for shares purchased prior to August 1, 2012). This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended April 30, 2013, LMIS and its affiliates retained sales charges of $12,663 on sales of the Fund’s Class A shares. In addition, for the six months ended April 30, 2013, CDSCs paid to LMIS and its affiliates were:

	Class A	Class B
CDSCs	$9	$4,511

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

26	Legg Mason Batterymarch Global Equity Fund 2013 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

3. Investments

During the six months ended April 30, 2013, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$57,225,959
Sales	64,648,874

At April 30, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$22,106,636
Gross unrealized depreciation	(1,285,436)
Net unrealized appreciation	$20,821,200

At April 30, 2013, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Loss
Contracts to Sell:
Japanese Yen	State Street Bank & Trust Co.	302,351,000	$3,101,614	5/9/13	$(50,800)

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at April 30, 2013.

LIABILITY DERIVATIVES[1]
Foreign Exchange Risk
Forward foreign currency contracts	$50,800

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended April 30, 2013. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Foreign Exchange Risk
Forward foreign currency contracts	$168,144

Legg Mason Batterymarch Global Equity Fund 2013 Semi-Annual Report	27

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Foreign Exchange Risk
Forward foreign currency contracts	$(50,338)

During the six months ended April 30, 2013, the volume of derivative activity for the Fund was as follows:

Average Market Value
Forward foreign currency contracts (to buy)†	$593,446
Forward foreign currency contracts (to sell)	2,328,963

†	At April 30, 2013 , there were no open positions held in this derivative.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, Class B and Class C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and Class C shares calculated at the annual rate of 0.75% of the average daily net assets of each class, respectively. Service and distribution fees are accrued daily and paid monthly.

For the six months ended April 30, 2013, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class 1	—	$5,280
Class A	$103,162	256,428
Class B	50,974	51,801
Class C	121,002	72,553
Class I	—	248
Total	$275,138	$386,310

For the six months ended April 30, 2013, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class 1	$2,895
Class A	184,771
Class B	42,902
Class C	51,366
Class I	35
Total	$281,969

28	Legg Mason Batterymarch Global Equity Fund 2013 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

6. Distributions to shareholders by class

	Six Months Ended April 30, 2013	Year Ended October 31, 2012
Net Investment Income:
Class 1	$20,053	$29,089
Class A	978,806	1,280,938
Class B	43,570	137,636
Class C	53,928	345,067
Class I	3,653	7,282
Total	$1,100,010	$1,800,012

7. Shares of beneficial interest

At April 30, 2013, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Six Months Ended April 30, 2013		Year Ended October 31, 2012
	Shares	Amount	Shares	Amount
Class 1
Shares issued on reinvestment	2,149	$20,053	3,517	$29,089
Shares repurchased	(8,784)	(84,868)	(29,217)	(258,836)
Net decrease	(6,635)	$(64,815)	(25,700)	$(229,747)

Class A
Shares sold	853,862	$8,321,281	1,405,172	$12,441,949
Shares issued on reinvestment	103,741	972,052	152,672	1,270,229
Shares repurchased	(871,833)	(8,462,471)	(1,709,030)	(15,166,745)
Net increase (decrease)	85,770	$830,862	(151,186)	$(1,454,567)

Class B
Shares sold	3,691	$34,531	3,877	$31,821
Shares issued on reinvestment	4,810	43,147	17,148	136,330
Shares repurchased	(179,171)	(1,662,096)	(441,193)	(3,748,828)
Net decrease	(170,670)	$(1,584,418)	(420,168)	$(3,580,677)

Class C
Shares sold	240,219	$2,345,754	717,572	$6,382,287
Shares issued on reinvestment	5,671	53,649	40,981	343,012
Shares repurchased	(878,237)	(8,565,678)	(2,068,337)	(18,443,121)
Net decrease	(632,347)	$(6,166,275)	(1,309,784)	$(11,717,822)

Legg Mason Batterymarch Global Equity Fund 2013 Semi-Annual Report	29

	Six Months Ended April 30, 2013		Year Ended October 31, 2012
	Shares	Amount	Shares	Amount
Class I
Shares sold	8,917	$86,065	5,949	$52,074
Shares issued on reinvestment	390	3,638	878	7,281
Shares repurchased	(5,234)	(49,668)	(31,398)	(272,508)
Net increase (decrease)	4,073	$40,035	(24,571)	$(213,153)

8. Capital loss carryforwards

As of October 31, 2012, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
10/31/2016	$(24,951,058)
10/31/2017	(53,872,583)
$(78,823,641)

These amounts will be available to offset any future taxable capital gains.

30	Legg Mason Batterymarch Global Equity Fund

Board approval of management and subadvisory agreements (unaudited)

At a meeting of the Trust’s Board of Trustees, the Board considered the re-approval for an annual period of the management agreement pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services, the sub-advisory agreement pursuant to which Batterymarch Financial Management, Inc. (“Batterymarch”) provides day-to-day management of the Fund’s portfolio, and the sub-advisory agreement pursuant to which Western Asset Management Company (“Western Asset” and, together with Batterymarch, the “Sub-Advisers”) provides day-to-day management of the Fund’s cash and short-term instruments. (The management agreement and sub-advisory agreements are collectively referred to as the “Agreements.”) The Manager and the Sub-Advisers are wholly-owned subsidiaries of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Advisers. The Independent Trustees requested and received information from the Manager and the Sub-Advisers they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and the Sub-Advisers. Included was information about the Manager, the Sub-Advisers and the Fund’s distributor, as well as the management, sub-advisory and distribution arrangements for the Fund and other funds overseen by the Board. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board.

In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, extent and quality of the services provided to the Fund under the management agreement and sub-advisory agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and Sub-Advisory Agreements, respectively, during the past year. The Trustees also considered the Manager’s supervisory activities over the Sub-Advisers. In addition, the Independent Trustees received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Sub-Advisers and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Sub-Advisers took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Sub-Advisers and the quality of the Manager’s administrative and other services. The

Legg Mason Batterymarch Global Equity Fund	31

Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s compliance programs. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the Legg Mason fund complex. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to the Manager’s parent organization, Legg Mason, Inc.

The Board also considered the division of responsibilities among the Manager and the Sub-Advisers and the oversight provided by the Manager. The Board also considered the Manager’s and Batterymarch’s brokerage policies and practices, the standards applied in seeking best execution, their policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the respective Agreement by the Manager and the Sub-Advisers.

Fund performance

The Board received and reviewed performance information for the Fund and for all retail and institutional global large-cap value funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Trustees noted that they also had received and discussed with management at periodic intervals information on the investment performance of the Fund in comparison to similar mutual funds and benchmark performance indices. The information comparing the Fund’s performance to that of the Performance Universe was for the one-, three-, five- and ten-year periods ended June 30, 2012. The Fund performed better than the median performance of the funds in the Performance Universe for the one- and three-year periods, but performed below the median performance of the funds in the Performance Universe for the five- and ten-year periods. The Board also reviewed performance information provided by the Manager for periods ended September 30, 2012, which showed that the Fund’s performance was below the Lipper category average during the third quarter. The

32	Legg Mason Batterymarch Global Equity Fund

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Trustees then discussed with representatives of management the portfolio management strategy of the Fund’s portfolio managers. The Trustees noted that the Manager and Batterymarch were committed to providing the resources necessary to assist the Fund’s portfolio managers and to continue to improve Fund performance. Based on its review, the Board generally was satisfied with the Fund’s performance and management’s efforts to continue to improve performance going forward. The Board determined to continue to evaluate the Fund’s performance and directed the Independent Trustees’ performance committee to continue to periodically review Fund performance with the Manager and report to the full Board during periods between Board meetings.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Sub-Advisers, respectively. The Board noted that the Manager, and not the Fund, pays the sub-advisory fees to the Sub-Advisers and, accordingly, that the retention of the Sub-Advisers does not increase the fees and expenses incurred by the Fund. In addition, because of the Manager’s fee waiver and/or expense reimbursement arrangement that was in effect for the Fund, which partially reduced the management fee paid to the Manager, the Board also reviewed and considered the actual management fee rate (after taking into account waivers and reimbursements) (the “Actual Management Fee”).

The Board also reviewed information regarding the fees the Manager and Batterymarch charged any of their U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, institutional separate and commingled accounts and retail managed accounts. The Manager reviewed with the Board the significant differences in the scope of services provided to the Fund and to such other clients, noting that the Fund is provided with regulatory compliance and administrative services, office facilities and Fund officers (including the Fund’s chief financial, chief legal and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers, including the Sub-Advisers. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributor are expended, and the fees received and expenses incurred in connection with such arrangements by affiliates of the Manager.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and Actual Management Fee and the Fund’s overall expense ratio with those of a group of retail front-end load funds consisting of one global large-cap value funds, two global large-cap core funds and six global large-

Legg Mason Batterymarch Global Equity Fund	33

cap growth funds selected by Lipper as comparable to the Fund (the “Expense Group”), and a broader group of funds selected by Lipper consisting of all retail front-end load global large-cap value funds, global large-cap core funds and global large-cap growth funds (the “Expense Universe”). This information showed that the Fund’s Contractual Management Fee was at the median of management fees paid by the funds in the Expense Group and that the Fund’s Actual Management Fee was lower than the median of management fees paid by the funds in the Expense Group and lower than the average management fee paid by the funds in the Expense Universe, and that the Fund’s total expense ratio was lower than the median of the total expense ratios of the funds in the Expense Group and lower than the average total expense ratio of the funds in the Expense Universe. The Trustees noted that the Fund’s total expense ratio was impacted by transfer agent costs that were higher than the average transfer agent costs of the funds in the Expense Group and the Expense Universe. The Trustees also noted the Manager’s fee waiver and/or expense reimbursement arrangement.

Manager profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

The Board noted that the Manager instituted breakpoints in the Fund’s Contractual Management Fee, reflecting the potential for reducing the Contractual Management Fee as the Fund’s assets grow. The Board noted that the Fund’s assets had not yet reached the specified asset level at which a breakpoint to its Contractual Management Fee would be triggered. The Board noted, however, that the Contractual Management Fee increases the potential for sharing economies of scale with shareholders to the extent the Fund’s assets grow than if no breakpoints were in place. The Board also noted that to the extent the Fund’s assets increase over time, the Fund and its shareholders should realize other economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets.

34	Legg Mason Batterymarch Global Equity Fund

Board approval of management and subadvisory agreements (unaudited) (cont’d)

The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources.

Taking all of the above into consideration, the Board determined that the management fee was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreements.

Other benefits to the manager

The Board considered other benefits received by the Manager and its affiliates, including the Sub-Advisers, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Trustees approved the Management Agreement and the Sub-Advisory Agreements to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements.

Legg Mason Batterymarch

Global Equity Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Kenneth D. Fuller*

President

Frank G. Hubbard

Howard J. Johnson*

Chairman

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Batterymarch Financial Management, Inc.

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Co-transfer agents

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

BNY Mellon Asset Servicing

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

*	Effective June 1, 2013, Mr. Johnson became Chairman and Mr. Fuller became a Trustee, President, and Chief Executive Officer.

Legg Mason Batterymarch Global Equity Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

Legg Mason Batterymarch Global Equity Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Batterymarch Global Equity Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2013 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

www.leggmason.com/individualinvestors

©2013 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD02625 6/13 SR13-1934

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer
Legg Mason Partners Equity Trust

Date: June 25, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer
Legg Mason Partners Equity Trust

Date: June 25, 2013

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer
Legg Mason Partners Equity Trust

Date: June 25, 2013